UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 21, 2016

Cleveland BioLabs, Inc.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-32954	20-0077155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
73 High Street Buffalo, NY 14203
(Address of Principal Executive Offices and zip code)

(716) 849-6810
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2016, Yulia Lebedina resigned from the board of directors (the “Board”) of Cleveland BioLabs, Inc. (the “Company”). Ms. Lebedina did not resign because of a disagreement with the Company or the other members of the Board on any matter relating to the Company’s operations, policies or practices. Ms. Lebedina was most recently elected director by the Company’s stockholders after being nominated by the Board as a designee of David Davidovich, the Company’s majority stockholder, under the terms of the previously disclosed securities purchase agreement between Mr. Davidovich and the Company, dated as of June 24, 2015 (the “SPA”).

Effective July 21, 2016, the Board appointed Daniil Talyanskiy, Alexander Andryushechkin and Randy Saluck J.D., MBA, as replacement directors to fill the vacancies created by the resignations of Ms. Lebedina mentioned above and the previously disclosed resignations of Messrs. Antal and McGowan on July 8, 2016. Messrs. Talyanskiy and Andryushechkin were proposed as director nominees by the Company’s majority stockholder under the terms of the SPA. There are no arrangements or understandings between Mr. Saluck and any other persons pursuant to which he was selected as director.

Messrs. Saluck and Andryushechkin have been named to serve on the Board's Audit Committee, with Mr. Saluck acting as Chair. The Company anticipates that as a result of its appointment of these new directors to fill the vacancies on the Board’s Audit Committee, it will regain compliance with the corporate governance rules of the NASDAQ Stock Market. As of the date of this Current Report on Form 8-K, the Company does not expect to name Mr. Talyanskiy to any committees of the Board. Additionally, Ms. Lea Verny, a director currently serving on the Board and the Audit Committee, was appointed Board Chair to fill the vacancy created by the resignation of Mr. McGowan.

There are no transactions between the Company, on the one hand, and any of Messrs. Saluck, Talyanskiy or Andryushechkin, on the other hand, that are required to be reported pursuant to Item 404(a) of Regulation S-K. Messrs. Saluck, Talyanskiy and Andryushechkin will receive compensation for Board service from the Company in the annual amounts of $35,000, $30,000 and $30,000, respectively. As Board Chair, Ms. Verny will receive $35,000 annually. Biographical information for each of Messrs. Saluck, Talyanskiy and Andryushechkin is provided below.

Randy S. Saluck, J.D., MBA, Mr. Saluck previously served as one of our directors from May 2013 until April 2016. Mr. Saluck has been the Managing Member of Mortar Rock Capital Management, LLC and the Portfolio Manager of Mortar Rock Capital LP, a value-oriented investment fund, since 2005. Since 2015, Mr. Saluck has served as the Chief Financial Officer and Chief Strategic Officer of Accelerated Pharma, Inc. a company focused on genomic technology to develop drugs for oncology and other indications. Since February 2016, Mr. Saluck has served as a director for Convexity Scientific, LLC. a private medical device company. From 2002 to 2005, Mr. Saluck was a portfolio manager at the investment fund of Meisenbach Capital, LP and, from 2000 to 2002, Mr. Saluck was a senior analyst at Tyndall Partners, LLC, which invested in value-oriented equities and distressed debt. From 1999 to 2000, Mr. Saluck was an analyst at Highfields Capital Management, LLC, where he was responsible for special situations and risk arbitrage. Prior thereto, Mr. Saluck was an investment banker focused on mergers and acquisitions involving a variety of industries at Salomon Brothers Inc. Before becoming an investment banker, Mr. Saluck was a corporate and securities attorney, working at Cahill Gordon & Reindel LLP and then Tenzer Greenblatt LLP. As an attorney, Mr. Saluck worked with numerous small capitalization companies assisting them in the execution of their financing and strategic plans. He received a Bachelor’s degree from the University of Pennsylvania, a Juris Doctor degree from the University of Virginia and an MBA from the Wharton School of the University of Pennsylvania with a concentration in finance and accounting. Mr. Saluck currently serves on the Board of Directors of the Connecticut Region of the Anti-Defamation League. Mr. Saluck will provide our board with stockholder perspective and experience in public finance and investor relationships.
Daniil Talyanskiy, Mr. Talyanskiy has served as the Chief Business Officer of IBC Generium LLC, a pharmaceutical research and development company, since 2011. Mr. Talyanskiy also currently serves as the First Deputy CEO of Generium JSC, biotech pharmaceuticals manufacturing company, and as a member of the Supervisory Board of co.don AG (CNWK), a regenerative pharmaceuticals manufacturing company. Prior to joining IBC Generium LLC, from 2008 to 2011, Mr. Talyanskiy was the Head of Corporate University in UIC Oboronprom JSC. From 2006 to 2008, Mr. Talyanskiy worked in various investment companies as an Investment Manager. Mr. Talyanskiy graduated from the Togliatti Academy of Management with a Master’s Degree in Management in 2007. Mr. Talyanskiy's experience in business development of pharmaceuticals will make him an important asset to our Board.

Alexander Andryushechkin, Mr. Andryushechkin currently serves as the Chief Financial Officer of Generium JSC, a pharmaceutical research and development company. From 2012 to 2016, Mr. Andryushechkin was the Head of Finance of ASG LLC, a manufacturing company, where he was responsible for corporate finance and investment management. Also Mr. Andryushechkin was a member of the Board of Festival City LLC, a real estate development company, where he focused on business development activities. From 2012 to 2014, Mr. Andryushechkin was Chairman of the Board ASTOR CJSC, where he focused on financial management. Mr. Andryushechkin graduated from the Omsk State University with a Master’s Degree in Economics in 2005 and a post-graduate degree in Economics and Management in 2008. Mr. Andryushechkin’s experience in corporate finance and financial management, including investment management and business valuation will make him an important asset to our Board.

Forward-Looking Statements

This Current Report contains certain forward-looking information about the Company that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended.
Forward-looking statements are statements that do not relate strictly to historical or current facts. Words and phrases such as “potential,” “may,” “future,” “will,” “plan,” “anticipate,” “believe,” “intend” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding the Company’s future financial position, business strategy, new products, budgets, liquidity, cash flows, projected costs, regulatory approvals or the impact of any laws or regulations applicable to the Company, and plans and objectives of management for future operations. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements.

These factors include, among others, the risks inherent in the early stages of drug development and in conducting clinical trials; the Company’s plans and expectations with respect to future clinical trials and commercial scale-up activities; the Company’s ability to attract collaborators with development, regulatory and commercialization expertise and the financial risks related to those relationships; the Company’s ability to comply with its obligations under license agreements; the Company’s inability to obtain regulatory approval in a timely manner or at all; the commercialization of the Company’s product candidates, if approved; the Company’s plans to research, develop and commercialize its product candidates; future agreements with third parties in connection with the commercialization of any approved product; the size and growth potential of the markets for the Company’s product candidates, and its ability to serve those markets; the rate and degree of market acceptance of the Company’s product candidates; the Company’s history of operating losses and the potential for future losses, which may lead the Company to not be able to continue as a going concern; regulatory developments in the United States and foreign countries; the performance of the Company’s third-party suppliers and manufacturers; and the success of competing therapies that are or may become available. Some of these factors could cause future results to materially differ from the recent results or those projected in forward-looking statements. See also the “Risk Factors” and “Forward-Looking Statements” described in the Company’s periodic filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland BioLabs, Inc.

Date: July 22, 2016	By: /s/ YAKOV KOGAN
Name: Yakov Kogan
Title: Chief Executive Officer